UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2025
Biohaven Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41477	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 15, 2025, Biohaven Ltd. (the “Company”) filed a prospectus supplement to its Registration Statement on Form S-3 (No. 333-274822) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”), under the Securities Act of 1933, as amended, with respect to the resale by the selling shareholder named therein of 3,588,688 common shares, no par value, of the Company that were issued by the Company to such selling shareholder as share consideration in connection with the Amendment to Membership Interest Purchase Agreement, dated as of May 1, 2024 (the “Knopp Amendment”), by and among the Company, Biohaven Therapeutics Ltd., Biohaven Pharmaceuticals, Inc. and the selling shareholder.

Under the Knopp Amendment, the parties thereto agreed to replace the scaled high single digit to low teens royalty payment obligations under the Membership Interest Purchase Agreement, dated February 24, 2022 (the “Purchase Agreement”), among Biohaven Therapeutics LTD., Knopp Biosciences LLC, Channel Biosciences, LLC and Biohaven Pharmaceutical Holding Company Ltd., with a flat royalty payment in the mid-single digits for BHV-7000 and the pipeline programs. The parties also agreed to reduce the success-based payments payable under the Purchase Agreement by removing all commercial sales-based milestones, which were up to $562.5 million, and reducing the developmental and regulatory milestones, which were up to $575 million, to up to $210 million based on regulatory approvals in the United States, Europe, the Middle East and Asia for BHV-7000 ($25 million of which has already been paid) and up to an additional $60 million based on regulatory approval in the United States for the other Kv7 pipeline programs. The Company retains the ability to pay these contingent milestone payments in cash or in its common shares at its election.

In connection with the filing of the prospectus supplement, the Company is filing a legal opinion as Exhibit No. 5.1 to this Current Report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
5.1	Opinion of Maples & Calder.
23.1	Consent of Maples & Calder (included in Exhibit 5.1).
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2025

Biohaven Ltd.

By:	/s/ Matthew Buten
Matthew Buten
Chief Financial Officer

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